EXHIBIT 4.1

SPECIMEN OF PREFERRED STOCK CERTIFICATE

Number                                                             SHARES
P_______
                    SUMMIT FINANCIAL GROUP, INC.              CUSIP 86606G 309

SEE REVERSE FOR CERTAIN DEFINITIONS

ORGANIZED UNDER THE LAWS OF THE STATE OF WEST VIRGINIA
8% NON-CUMULATIVE CONVERTIBLE PREFERRED STOCK, SERIES 2011
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS.  SEE REVERSE SIDE.

THIS CERTIFIES that

 is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE 8% NON-CUMULATIVE CONVERTIBLE PREFERRED STOCK, SERIES 2011, PAR VALUE $1.00 PER SHARE OF

SUMMIT FINANCIAL GROUP, INC.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and its Corporate seal to be hereunto affixed.

DATED:

             SECRETARY

COUNTERSIGNED AND REGISTERED          REGISTRAR AND TRANSFER COMPANY TRANSFER AGENT AND REGISTRAR BY  ___________________  (AUTHORIZED SIGNATURE)

SPECIMEN OF PREFERRED STOCK CERTIFICATE (cont)

SUMMIT FINANCIAL GROUP, INC.

THE CORPORATION IS AUTHORIZED TO ISSUE PREFERRED STOCK.  THE BOARD OF DIRECTORS OF THE CORPORATION HAS THE AUTHORITY TO AMEND THE ARTICLES OF INCORPORATION OF THE CORPORATION, WITHOUT SHAREHOLDER APPROVAL, TO ESTABLISH ONE OR MORE CLASSES OF PREFERRED STOCK AND TO FIX THE PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF ANY CLASS OF PREFERRED STOCK AND TO ESTABLISH, AND FIX VARIATIONS IN RELATIVE RIGHTS AS BETWEEN, SERIES OF ANY PREFERRED CLASS.  THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE, A SUMMARY OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND OF EACH SERIES OF EACH CLASS OF PREFERRED STOCK, SO FAR AS THE SAME HAVE BEEN FIXED.

THE HOLDERS OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL HAVE NO PREEMPTIVE RIGHTS TO PURCHASE OR SUBSCRIBE TO ANY UNISSUED SHARES OF STOCK OF THE CORPORATION.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common                                                                                           UNIF GIFT MIN ACT- ……………..Custodian…………
TEN ENT -as tenants by the entireties                                                                                                                               (Cust)              (Minor)
JT TEN -as joint tenants with right of                                                                                                                             under Uniform Gifts to Minors
                 survivorship and not as tenants                                                                                                                            Act ……………………………………….
                        in common                                                       (State)
Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________do hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

    _____________________________________

_________________________________________________________________________________________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

_________________________________________________________________________________________________________________________________________________________________________
Shares of the 8% Non-Cumulative Convertible Preferred Stock, Series 2011 represented by the within Certificate, and do hereby irrevocably constitute and appoint____________________________________________________________________________________________________
________________________________________________________________________________________________Attorney to
 transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated:

X___________________________________________

X___________________________________________
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
NOTICE: THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER
Signature(s) Guaranteed

By: _________________________________________________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.